Addendum made this 30th day of December, to two certain agreements, one of which was as of April 22,  1998,  by and  between  Anhui Liu An Beer  Company

Ltd., a Peoples' Republic of China  corporation  ("Anhui") and Victoria Beverage

Company Limited, an Isle of Man corporation  ("Victoria") (the "Brewery Purchase

Contract") and one of which was as of April 27, 1998 by and between China Food &

Beverage Company, a Nevada corporation ("China"),  Calder Investments Limited, a

British  Virgin  Islands  corporation  ("Calder")  and Li, Lin Hu, an individual citizen of the  People'  Republic  of China ("Li Lin Hu") (the  "Victoria  Stock

Purchase Contract");

         WHEREAS,  Victoria  purchased 55% of Anhui Haodun  Brewery Co., Ltd. in the Brewery Purchase  Contract and pursuant to such purchase issued a promissory note in the amount of $10,500,000 to Anhui; and

         WHEREAS,  China purchased from the owners of Victoria all of the issued and  outstanding  stock  of  Victoria  for a  debenture  in the face  amount  of

$21,000,000 (the "Debenture"); and

         WHEREAS,  China intends to convert the Debenture into shares of China's common stock as per paragraph 2 of the Victoria Stock Purchase Contract.; and

         WHEREAS,  China,  Calder, Li Lin Hu and Anhui wish to memorialize their understandings of the distribution of the stock issued by China on conversion to

Anhui in full settlement of the outstanding promissory note.

         NOW, THEREFORE, in consideration of the premises and promises contained herein the signatory parties agree hereto as follows:

         1. Li Lin Hu and Calder herewith and hereby waive the  requirements set forth in paragraph 2 of the Victoria Stock Purchase Contract that the conversion of the China  Debenture may occur at China's option only if China's common stock traded for 10  consecutive  days at a high bid price of $5.00.  Pursuant to this waiver,  Li Lin Hui and Calder  agree that China may  convert the  Debenture  if

China's  common  stock  closed  for one  consecutive  day at a high bid price of

$5.00.

         2. China  herewith  and  hereby  converts  the  issued and  outstanding

Debenture in face amount of  $21,000,000  in favor of Li Lin Hui and Calder into

4,200,000  shares of common stock of which 2,100,000 are to be registered in the name of Li Lin Hui and 2,100,000 are to be registered in the name of Calder.

         3. Li Lin Hui, Anhui and Calder, specifically acknowledging the Brewery

Purchase Contract and,  recognizing that Anhui is owed the sum of $10,500,000 by promissory note and desiring to satisfy the terms of such promissory note, agree that each of Li Lin Hui and Calder shall cause 1,050,000  shares of China common stock owned by them to be  transferred to Anhui so that Anhui will have received

2,100,000  shares of China common stock with a present value of $10,500,000  and

Anhui  agrees  to  return  to  Victoria  the  original  promissory  note  in its possession and further agrees to waive all interest due and payable  pursuant to the promissory  note having accepted  2,100,000  shares of China common stock in full settlement of all  obligations of compensation  due to Anhui by the Brewery

Purchase Contract.

         4. All representations preceding herewith shall survive the Closing.

         5. This Agreement  may be  signed  in one or more  counterparts.

         6. This Agreement shall be construed under the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have set their hands and seal the first day, month and year above written.
                                       VICTORIA BEVERAGE COMPANY LIMITED


                                       By:    /s/ Nicole Hewson
                                       ---------------------------------
                                                Nicole Hewson, Director


                                       ANHUI LIU AN BEER COMPANY LTD.


                                       By:    /s/ Si Yi Zhong
                                       ---------------------------------
                                                Si Yi Zhong, President


                                       CHINA FOOD & BEVERAGE COMPANY


                                       By:    /s/ James Tilton
                                       ---------------------------------
                                                James Tilton, President


                                              /s/ Li, Lin Hu
                                       ---------------------------------
                                                LI, LIN HU


                                       CALDER INVESTMENTS LIMITED


                                       By:    /s/ Joanna Redmayne
                                       ---------------------------------
                                                Joanna Redmayne, Director